UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2020
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491
__________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	BKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07	Submission of Matters to a Vote of Security Holders

ITEM 8.01	Other Events

ITEM 9.01(d)	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 5.07. Submission of Matters to a Vote of Security Holders

The Buckle, Inc. held its Annual Meeting of Shareholders on June 1, 2020. The table below shows the final results of the voting at the Annual Meeting:

	For	Against	Withheld	Broker Non-Votes
Proposal 1 - Election of Board of Directors:
Daniel J. Hirschfeld	41,654,478	—	1,385,233	2,954,712
Dennis H. Nelson	42,695,776	—	343,935	2,954,712
Thomas B. Heacock	40,437,431	—	2,602,280	2,954,712
Kari G. Smith	41,326,237	—	1,713,474	2,954,712
Hank M. Bounds	42,755,550	—	284,161	2,954,712
Bill L. Fairfield	41,627,551	—	1,412,160	2,954,712
Bruce L. Hoberman	38,343,451	—	4,696,260	2,954,712
Michael E. Huss	42,637,103	—	402,608	2,954,712
Angie J. Klein	42,882,214		157,497	2,954,712
John P. Peetz, III	42,447,588	—	592,123	2,954,712
Karen B. Rhoads	41,800,269	—	1,239,442	2,954,712
James E. Shada	41,764,995	—	1,274,716	2,954,712

	For	Against	Abstain	Broker Non-Votes

Proposal 2 - Ratify the selection of Deloitte & Touche LLP as independent registered public accounting firm:	45,252,253	563,234	178,936	—
Proposal 3 - Approve the Company's 2020 Management Incentive Plan:	42,565,476	327,823	146,412	2,954,712
Proposal 4 - Advisory Vote on Overall Compensation of Named Executive Officers:	42,090,049	778,272	171,390	2,954,712
Proposal 5 - Approve Amendments to the Company's 2008 Director Restricted Stock Plan:	42,651,703	223,021	164,987	2,954,712

ITEM 8.01. Other Events

On June 2, 2020, The Buckle, Inc. (the "Company") issued a press release announcing that at its quarterly meeting of the Board of Directors, held on June 1, 2020, the Board temporarily suspended the Company's quarterly dividend payments. Previously, at its March 23, 2020 meeting, the Board had deferred making a decision on dividend payments until its next regularly scheduled Board meeting to allow more time to assess the impact of the COVID-19 pandemic on the Company. Although the Company has reopened 395 of its 446 retail stores that were closed in response to COVID-19, the Board determined that suspending the quarterly dividends is important to maintaining the Company’s cash position, providing the Company with financial flexibility to deal with any ongoing uncertainty related to COVID-19.

The Company also announced that both its Chairman and its President and Chief Executive Officer (both previously elected to forgo 100 percent of their salary until such time as normal business operations resume) have elected to forgo 50 percent of their salary effective May 31, 2020 through the end of the Company's fiscal second quarter ending August 1, 2020.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d). Exhibits

Exhibit 99.1    Press Release Dated June 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: June 2, 2020	By:	/s/ THOMAS B. HEACOCK
Name: Thomas B. Heacock
Title: Senior Vice President of Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release Dated June 2, 2020